Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following registration statements:

•	Registration Statement (Form S-8 No. 333-195454) pertaining to the Teledyne Technologies Incorporated 2014 Incentive Award Plan,

•	Registration Statement (Form S-8 No. 333-87014) pertaining to the Teledyne Technologies Incorporated 2002 Stock Incentive Plan,

•	Registration Statement (Form S-8 No. 333-94739) pertaining to the Teledyne Technologies Incorporated 1999 Incentive Plan,

•	Registration Statement (Form S-8 No. 333-91781) pertaining to the Teledyne Technologies Incorporated Executive Deferred Compensation Plan,

•	Registration Statement (Form S-8 No. 333-91785) pertaining to the Teledyne Technologies Incorporated 401(k) Plan,

•	Registration Statement (Form S-8 No. 333-91787) pertaining to the Teledyne Technologies Incorporated Stock Purchase Plan,

•	Registration Statement (Form S-8 No. 333-104712) pertaining to the Teledyne Technologies Incorporated Non-Employee Director Stock Compensation Plan,

•	Registration Statement (Form S-8 No. 333-91791) pertaining to the Teledyne Technologies Incorporated Non-Employee Director Stock Compensation Plan,

•	Registration Statement (Form S-8 No. 333-46630) pertaining to the Teledyne Technologies Incorporated 1999 Incentive Plan,

•	Registration Statement (Form S-8 No. 333-33878) pertaining to the Teledyne Technologies Incorporated 401(k) Plan,

•	Registration Statement (Form S-8 No. 333-127273) pertaining to the Teledyne Technologies Incorporated 1999 Incentive Plan,

•	Registration Statement (Form S-8 No. 333-147401) pertaining to the Teledyne Technologies Incorporated 1999 Incentive Plan,

•	Registration Statement (Form S-8 No. 333-150633) pertaining to the Teledyne Technologies Incorporated 2008 Incentive Award Plan, and

•	Registration Statement (Form S-8 No. 333-180923) pertaining to the Teledyne Technologies Incorporated Amended and Restated 2008 Incentive Award Plan

of our reports dated February 26, 2015, with respect to the consolidated financial statements and schedule of Teledyne Technologies Incorporated, and the effectiveness of internal control over financial reporting of Teledyne Technologies Incorporated included in this Annual Report (Form 10-K) for the year ended December 28, 2014.

/s/ Ernst & Young LLP

Los Angeles, California
February 26, 2015